                                                                   EXHIBIT 10.32

     THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                          ADVANCED RADIO TELECOM CORP.
                         COMMON STOCK PURCHASE WARRANT



No. W-_____ Certificate                                           June __, 1999


     ADVANCED RADIO TELECOM CORP., a Delaware corporation (the "Company"), for value received, hereby certifies that investor (the "Investor") or registered and permitted assigns, is entitled to purchase from the Company WordNumber (amount) duly authorized, validly issued, fully paid and nonassessable shares of common stock, $0.001 par value per share (the "Common Stock"), of the Company at the Exercise Price (as hereinafter defined), at any time or from time to time on or after the Effective Date (as defined below) and prior to 5:00 P.M., New York City time, on June __, 2004 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

     This Common Stock Purchase Warrant is issued pursuant to the Preferred Stock Purchase Agreement dated as of June __, 1999 by and among the Company, the Investor and the other parties thereto (the "Purchase Agreement").

     The "Effective Date" shall be the date, if any, on which the Purchase Agreement is terminated by the Purchasers (as defined in the Purchase Agreement) pursuant to Section 6.1(c), (d) or (e) thereof or by the Company pursuant to
Section 6.1(f) thereof.

     Certain capitalized terms used in this Warrant are defined in Section 9 hereof.

1.  EXERCISE OR CONVERSION OF WARRANT.

     1.1.  Manner of Exercise or Conversion; Payment.

           1.1.1. Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any business day on or after the Effective Date and on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 7.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash, by wire transfer or by certified check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock designated in such subscription by (b) the Exercise Price (as defined in Section 9 hereof), and such holder shall thereupon be entitled to receive the number of shares of Common Stock determined as provided in Section 2 hereof.

          1.1.2. Conversion. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Common Stock, during normal business hours on any business day on or after the Effective Date and on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 7.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive the same number of shares of Common Stock that such holder would receive if the Warrant were being exercised pursuant to Section 1.1.1 for the number of shares designated in the conversion notice minus a number of shares equal to (x) the Exercise
                           -----
     Price multiplied by (y) the number of shares designated in the conversion
           ----------
     notice divided by (z) the Current Market Price.
            -------

     For all purposes of this Warrant (other than this Section 1.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Common Stock in accordance with the terms of this Section 1.1.2.

     1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 hereof, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 hereof shall be deemed to have become the holder or holders of record thereof.

     1.3. Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 7 hereof, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the business day next preceding the date of such exercise; and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section
     1.1 hereof.

2. ADJUSTMENT OF EXERCISE PRICE AND/OR NUMBER OF SHARES. In order to protect the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

     2.1. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately adjusted so that the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of such subdivision or combination shall be equal to the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event would own or be entitled to receive in respect of such shares upon the happening of such event.

     2.2. Reorganization, Reclassification, Consolidation, Merger or Sale. In the event of any reorganization, reclassification, consolidation or merger of the Company with or into another corporation where the Company is not the surviving corporation or where there is a conversion of or distribution with respect to the Common Stock outstanding immediately prior to such consolidation or merger, sale or other disposition of all or substantially all of the Company's assets to another Person or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets ("Other Property") with respect to or in exchange for Common Stock (any such transaction being referred to herein as an "Organic Change"), prior to the consummation of such Organic Change, the Company shall make appropriate provision to insure that the holder shall thereafter have the right to receive, upon exercise of this Warrant, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such Other Property as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant (and payment or satisfaction of the Exercise Price) in connection with such Organic Change. In any such case, the Company shall make appropriate provision with respect to the holders' rights and interests to insure that the provisions of this Section 2 and Section 3 shall thereafter continue to be applicable to this Warrant.

3. REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the Exercise Price and/or in the number of shares of Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Company will keep copies of all such reports at its office maintained pursuant to Section 7.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any holder of this Warrant or any prospective purchaser of this Warrant designated by the holder hereof.

4.  NOTICES OF CORPORATE ACTION.  In the event of

          (a) any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities of the Company, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the date, if any such date is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable at least 15 days prior to the date therein specified.

5.  RESTRICTIONS ON TRANSFER.

     5.1. Restrictive Legends. Except as otherwise permitted by this Section 5, each certificate for Common Stock issued upon the exercise of any Warrant, each certificate for Common Stock issued upon the direct or indirect transfer of any such Common Stock, and each Warrant issued upon direct or indirect transfer of or in substitution for any Warrant pursuant to Section 7 hereof shall be transferable only upon satisfaction of the conditions specified in this Section 5 and shall be stamped or otherwise imprinted with legends in substantially the form appearing at the beginning of this Warrant.

     5.2. Notice of Proposed Transfer; Opinion of Counsel. Prior to any transfer of any Restricted Securities, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 5.2. Each such notice shall describe the manner and relevant circumstances of the proposed transfer. If in the opinion of counsel for the holder, which opinion is reasonably acceptable to the Company, the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company.

     5.3.  Termination of Restrictions.  The restrictions imposed by this
Section 5 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such Restricted Securities shall have been effectively registered under the Securities Act, or
(b) when, in the opinion of counsel for the holder thereof, which opinion is reasonably acceptable to the Company, such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever any restrictions on transferability imposed by this Section 5 shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legend or legends required by Section 5.1 hereof.

6. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock from time to time issuable upon exercise of this Warrant. All shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof. At any such time as the Common Stock is listed on any national securities exchange or the Nasdaq National Market System, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or the Nasdaq National Market System, upon official notice of issuance, the shares of Common Stock issuable upon exercise of this Warrant and maintain the listing of such shares after their issuance.

7.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     7.1. Ownership of Warrants. The Company may treat the person in whose name this Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 7.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary.

     7.2.  Office; Transfer and Exchange of Warrants.

          (a) The Company will maintain an office (which may be an agency maintained at a bank) at its principal executive offices at 500 108th Avenue, NE, Suite 2600, Bellevue, Washington, 98004, where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at such location until such time as the Company shall notify the holder of this Warrant of any change of location of such office.

          (b) The Company shall cause to be kept at its office maintained pursuant to Sec tion 7.2(a) hereof a register for the registration and transfer of this Warrant. The name and address of the holder of this Warrant, the transfers thereof and the names and addresses of transferees of this Warrant shall be registered in such register.

          (c) Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Sec tion 7.2(a) hereof, the Company at its expense will (subject to compliance with Section 5 hereof, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

     7.3. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 7.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

     7.4. Division or Combination. This Warrant may be divided or combined with other Warrants upon presentation hereof at the office of the Company maintained pursuant to Section 7.2(a) hereof, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. Subject to compliance with the provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

8. DIVIDENDS. In the event that the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or distribution in respect of its Common Stock, whether payable in cash, evidences of indebtedness or other securities or property, then upon any exercise of this Warrant the Company shall pay to the holder hereof the amount of cash, and shall deliver to the holder hereof in kind the evidences of indebtedness, securities or other property, that would have been payable or deliverable with respect to each share of Common Stock being purchased upon such exercise (including, in the event of a conversion of this Warrant pursuant to Section 1.1.2 above, any shares of Common Stock being subtracted from the number of shares that would otherwise be issuable upon exercise hereof) if such shares of Common Stock had been outstanding as of the record date for such dividend or distribution. In connection with the delivery to the holder hereof of any such evidences of indebtedness, securities or other property, the Company shall also pay or deliver to such holder any interest, dividends or other payments that the holder of this Warrant would have received had such holder continuously held such evidences of indebtedness, securities or other property from the date of the related dividend payment or distribution until the date of exercise of this Warrant.

9. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Common Stock: As defined in the introduction to this Warrant, such term includes any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock. Common Stock will include any stock and other securities of the Company or any other Person which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock pursuant to
Section 3 hereof or otherwise.

     Company:  Advanced Radio Telecom Corp., a Delaware corporation.

     Convertible Securities: Any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock.

     Current Market Price: On any date specified herein, the average daily Market Price during the period of the most recent 30 trading days, ending on such date, except that if no class of the Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

     Exercise Price: Initially $0.01 per share, as adjusted from time to time pursuant to Section 2 hereof.

     Expiration Date:  As defined in the introduction to this Warrant.

     Market Price: On any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or
(d) if Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of the date as of which the determination is to be made; provided that such determination of fair value may be challenged in good faith by the holder of any Warrant, and any dispute shall be resolved by an investment banking or appraisal firm of recognized national standing selected by the Company and acceptable to the holders of Warrants representing a majority of the number of shares of Common Stock issuable upon all such Warrants. The decision of such investment banking or appraisal firm shall be binding on the Company and all holders of Warrants. The fees and expenses of such investment bank or appraisal firm shall be borne one-half by the Company and one-half by the holders of the Warrants challenging such good faith determination.

     NASD:  The National Association of Securities Dealers, Inc.

     Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     Restricted Securities: All of the following: (a) any Warrant bearing the applicable restricted securities legend referred to in Section 5.1 hereof, (b) any shares of Common Stock which have been issued upon the exercise of any Warrant and which are evidenced by a certificate or certificates bearing the applicable restricted securities legend referred to in such Section, and (c) unless the context otherwise requires, any shares of Common Stock which are at the time issuable upon the exercise of any Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable restricted securities legend referred to in such Section.

     Securities Act: The Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder of the Securities and Exchange Commission or any successor federal agency, all as the same shall be in effect at the time.

     Warrants: This Warrant and any warrant of like tenor issued pursuant to the Purchase Agreement, upon partial exercise of any such Warrant in accordance with Section 1.1 hereof, upon transfer or exchange of any such Warrant in accordance with Section 7.2 hereof or upon replacement of any such Warrant in accordance with Section 7.3 hereof.

10. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

11. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as hereinafter provided and if either (x) actually delivered at said address (evidenced in the case of a telex by receipt of the correct answerback) or (y) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any holder of this Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to Section 7.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 7.2(a) hereof; provided, however, that the exercise of this Warrant shall be effective in the manner provided in Section 1 hereof.

12. TERMINATION. This Warrant shall immediately terminate and be of no further force and effect upon the earliest to occur of (i) the Expiration Date; (ii) the Closing (as such term is defined in the Purchase Agreement) and (iii) the termination of the Purchase Agreement pursuant to Section 6.1(a), 6.1(b) or 6.1(g) thereof. The Investor agrees to return this Warrant to the Company to the extent unexercised on the date of termination.

13. GOVERNING LAW. All questions concerning the construction, interpretation and validity of this Warrant shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Warrant, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.



     IN WITNESS WHEREOF, ADVANCED RADIO TELECOM CORP. has caused this Common Stock Purchase Warrant to be signed by its duly authorized officer under its corporate seal.

                              ADVANCED RADIO TELECOM CORP.



                              By:
                                 -----------------------------------
                                 Title:

                            FORM OF EXERCISE NOTICE

                 [To be executed only upon exercise of Warrant]


ADVANCED RADIO TELECOM CORP.


     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________/1/ shares of the Common Stock covered by the within Warrant and herewith makes payment in full therefor of $________ per share or $________ in the aggregate, and requests that the certificates for such shares be issued in the name of, and delivered to __________________, whose address is __________________.




Dated:                  ______________________________________
                                        (Name)

                        ______________________________________
                                        (Title)

                        ______________________________________
                                     (Corporation)

                        ______________________________________
                                   (Street Address)

                        ______________________________________
                        (City)       (State)        (Zip Code)


-------------
/1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment in the number of shares (or securities, cash or property) to be delivered upon exercise pursuant to the adjustment provisions of this Warrant. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                           FORM OF CONVERSION NOTICE

                [To be executed only upon conversion of Warrant]


To ADVANCED RADIO TELECOM CORP.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of the Common Stock covered by the within Warrant which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to __________________, whose address is
___________________.




Dated:                  ______________________________________
                                         (Name)

                        ______________________________________
                                        (Title)

                        ______________________________________
                                     (Corporation)

                        ______________________________________
                                   (Street Address)

                        ______________________________________
                        (City)         (State)      (Zip Code)



-------------
/1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment in the number of shares (or securities, cash or other property) to be delivered upon conversion pursuant to the adjustment provisions of this Warrant. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


     For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto __________________ the right represented by such Warrant to purchase __________/1/ shares of Common Stock of ADVANCED RADIO TELECOM CORP. to which such Warrant relates, and appoints _________________ Attorney to make such transfer on the books of ADVANCED RADIO TELECOM CORP. maintained for such purpose, with full power of substitution in the premises.




Dated:

                        ______________________________________
                                     (Street Address)

                        ______________________________________
                        (City)         (State)      (Zip Code)


Signed in the presence of:    _______________________________
                                          (Name)

___________________________   _______________________________
                                          (Title)

                              _______________________________
                                        (Corporation)


-------------
/1/ Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment in the number of shares (or securities, cash or other property) to be delivered upon assignment pursuant to the adjustment provisions of this Warrant. In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the unassigned portion of the Warrant, to the holder surrendering the Warrant.